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                                                                    EXHIBIT 10.4


                      SECOND AMENDMENT AND WAIVER AGREEMENT
                              TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT AND WAIVER AGREEMENT TO CREDIT AGREEMENT, dated as of the 21st day of October, 1998 (this "Second Amendment"), to the Credit Agreement referred to below is entered into by and among SHOLODGE, INC., a corporation organized under the laws of Tennessee ("ShoLodge"), the Subsidiaries of ShoLodge party hereto (the "Subsidiary Borrowers", and together with ShoLodge, the "Borrowers"), the Lenders party hereto (the "Lenders"), FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE), as Administrative Agent for the Lenders (the "Administrative Agent"), and NATIONSBANK OF TENNESSEE, N.A., as Co-Agent for the Lenders (the "Co-Agent").

                              Statement of Purpose

     Pursuant to the Credit Agreement dated as of April 30, 1997 (as supplemented by the Joinder Agreement No. 1 dated as of June 11, 1997, as supplemented by the Consent and Waiver Letter dated November 14, 1997, as amended by the First Amendment to Credit Agreement dated as of January 16, 1998, as supplemented by the Consent Letter dated as of July 16, 1998, as supplemented by the Consent and Waiver Letter dated as of August 13, 1998, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, the Lenders party thereto, the Administrative Agent and the Co-Agent, the Lenders agreed to extend certain loans to the Borrowers as more particularly described therein.

     Certain of the Borrowers and certain of their Subsidiaries have entered into a Motel Purchase Agreement dated as of July 22, 1998, as amended by the First Amendment to Motel Purchase Agreement dated as of July 30, 1998, by and among the parties set forth on Exhibits A and B thereto (the "Motel Purchase Agreement"). Pursuant to the terms of the Motel Purchase Agreement, certain Borrowers and certain of their Subsidiaries agreed to, among other things, (i) sell 16 limited services motels at various geographic locations operated under the franchise name "Shoney's Inn" or "Shoney's Inn & Suites" (the "Motels"),
(ii) accept from the applicable Buyer (as defined in the Purchase Agreement), as partial consideration for the sale of such assets, a non-recourse purchase money note for each motel property which evidences a purchase money loan from those Borrowers and Subsidiaries that are Sellers to such Buyers (the "Motel Sale Notes") and (iii) deposit a portion of the proceeds therefrom in an escrow account to assure payment in full or refinancing of a certain series of tax exempt bonds outstanding with respect to certain Motels (as disclosed on Schedule 4.5 of the Motel Purchase Agreement), such bonds being secured by certain letters of credit issued by First Union National Bank and Wachovia Bank, N.A. (such transaction, the "Motel Sale Transaction").

     The Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to amend the Credit Agreement and to waive certain provisions of the Credit Agreement to provide for, among other matters, (i) the confirmation and acceptance of the Motel Sale Transaction, (ii) the pledge of certain of the Motel Sale Notes (together with the security therefor) executed in connection with the Motel Sale Transaction, (iii) the reduction of the Aggregate Commitment, (iv) the modification of the Revolving Termination Date, (v) certain amendments to the financial
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covenants provided for in Article IX of the Credit Agreement and (v) certain other amendments and waivers specifically provided for herein, said amendment and waiver being pursuant to the terms and conditions of this Second Amendment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

     1.01 Capitalized Terms. Except as otherwise provided in this Second Amendment, all capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement.

     2.01 Updated Schedules. Attached hereto are updated versions of Schedules 1.1(a), 6.1(a), 6.1(b) and 6.1(v) to the Credit Agreement, which schedules have been revised to include all information required to be provided therein with respect to the Borrowers and their Subsidiaries. In addition, attached hereto are Schedules 1.1(c), 1.1(d) and 2.6(b) to the Credit Agreement as required to be delivered in connection with this Second Amendment. Each reference to Schedules 1.1(a), 1.1(c), 1.1(d), 2.6(b), 6.1(a), 6.1(b) and 6.1(v) in the
Credit Agreement which indicates that the information provided therein is true as of the Closing Date of the Credit Agreement shall be deemed to be a reference to such information as of the closing date of this Second Amendment.

     3.01 Amendments to Credit Agreement.

     (a) Commitments.

          (i) Aggregate Commitment. The parties hereto acknowledge that immediately prior to the closing date of this Second Amendment the Aggregate Commitment was equal to $75,000,000. Upon the closing date of this Second Amendment, the Aggregate Commitment shall equal $30,000,000; provided that until the conditions set forth in Sections 5.01 and 6.01 of this Second Amendment are satisfied, the Aggregate Commitment shall be Fifteen Million Dollars ($15,000,000).

          (ii) Commitments of each Lender. The parties hereto hereby acknowledge that upon the closing date of this Second Amendment (i) the Commitment of each Lender shall be as set forth on Schedule 1.1(a) to the Credit Agreement (which updated Schedule 1.1(a) to the Credit Agreement is attached hereto), (ii) each outstanding Loan under the Credit Agreement shall be repaid in full and all accrued but unpaid interest due on each such Loan under the Credit Agreement and all accrued but unpaid fees and other amounts under the Credit Agreement shall be paid in full, (iii) each Loan requested by the Borrowers to be made on or after the closing date of this Second Amendment shall be allocated among each Lender according to the Commitment Percentage of each such Lender and each such Loan shall be made in accordance with the terms and provisions of the Credit Agreement, (iv) to the extent that the Commitment of any Lender has been increased or decreased, an amended and restated Revolving Credit Note shall be issued to such Lender in the amount of the Commitment of such Lender (and the existing Revolving Credit Note of each Lender shall be returned to the Borrowers) and (v) the Administrative Agent shall make any adjustments in the Register as are necessary to reflect the increase or the decrease of the Commitment of any Lender.


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     (b) Amendment to Existing Definitions. The definitions of the quoted terms set forth below which are set out in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be modified at any time or from time to time pursuant to Section 2.6. On the closing date of the Second Amendment and Waiver Agreement to Credit Agreement dated as of October 21, 1998, the Aggregate Commitment shall be Thirty Million Dollars ($30,000,000); provided that until the conditions set forth in Sections
     5.01 and 6.01 of the Second Amendment and Waiver Agreement to Credit Agreement dated as of October 21, 1998 are satisfied, the Aggregate Commitment shall be Fifteen Million Dollars ($15,000,000).

          "Agreement" means this Credit Agreement, as supplemented by the Joinder Agreement No. 1 dated as of June 11, 1997, as supplemented by the Consent and Waiver Letter dated November 14, 1997, as amended by the First Amendment to Credit Agreement dated as of January 16, 1998, as supplemented by the Consent Letter dated as of July 16, 1998, as supplemented by the Consent and Waiver Letter dated as of August 13, 1998, as amended by the Second Amendment and Waiver Agreement to Credit Agreement dated as of October 21, 1998, and as further amended, restated, supplemented or otherwise modified from time to time.

          "Loan Documents" means, collectively, this Agreement, the Notes, the Applications, any Hedging Agreement executed by any Lender, the Pledge Agreement and each other document, instrument and agreement executed and delivered by any Borrower, or any Subsidiary thereof in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended or supplemented from time to time.

          "Net Income" means, with respect to ShoLodge and its Subsidiaries, the Consolidated net income (or loss) of ShoLodge and its Subsidiaries for such period determined in accordance with GAAP; provided that there shall be excluded from net income (A) any extraordinary gains and (B) any ordinary gains (other than ordinary gains pursuant to the Motel Sale Transaction) which arise from the sale of assets to a Person whose debt rating is not investment grade and pursuant to which any portion of the consideration received is deferred.

     (c) Additional Defined Terms. Section 1.1 of the Credit Agreement is further amended by the addition of the following definitions:

          "Collateral" shall have the meaning assigned thereto in the Pledge Agreement.

          "Completion Costs" means, with respect to ShoLodge and its Subsidiaries at any date, with regard to any uncompleted Construction Project of ShoLodge and its Subsidiaries, the aggregate development and construction costs necessary to complete such Construction Project, as of the date of determination, which have not been expended.


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          "Construction Project" means any construction project during the time period from (i) the date of groundbreaking on such construction project (as evidenced by the pouring of footings) to (ii) the date of issuance by the applicable Governmental Authority of a temporary certificate of occupancy (and the actual occupancy thereof).

          "Eugene Alexander Letter of Credit" means the Letter of Credit issued on July 16, 1998 in the amount of $2,400,000 for the benefit of MetroFirst Mortgage Bankers, Inc. in connection the financing by MetroFirst Mortgage Bankers, Inc. of the construction and continued financing of a hotel by Eugene Alexander, Inc. on real property owned by Southeast Texas Inns, Inc., as Subsidiary of ShoLodge, and located in Bexar County, Texas.

          "Expended Project Costs" means, with respect to ShoLodge and its Subsidiaries at any date, with regard to any uncompleted Construction Project of ShoLodge and its Subsidiaries, the aggregate development and construction costs which have been expended, as of the date of determination, with respect to such Construction Project.

          "Intercreditor Agreement" means the Intercreditor Agreement, executed in connection with the Second Amendment and Waiver Agreement to Credit Agreement dated October 21, 1998, by and among the Administrative Agent, on behalf of itself and the Lenders, the holders of the Pledged Notes and the holders of the Non-Pledged Notes (to be in form and substance satisfactory to the Administrative Agent and the Lenders in their sole discretion and to provide for the allocation of the collateral securing the Pledged Notes and the Non-Pledged Notes).

          "Motel Purchase Agreement" means the Motel Purchase Agreement dated as of July 22, 1998, as amended by the First Amendment to Motel Purchase Agreement dated as of July 30, 1998, by and among certain of the Borrowers and certain of their Subsidiaries party thereto, as set forth on Exhibit A thereto, and certain buyers party thereto, as set forth on Exhibit B thereto.

          "Motel Sale Transaction" means the series of transactions set forth in the Motel Purchase Agreement and the documents executed in connection therewith pursuant to which certain of the Borrowers and certain of their Subsidiaries agreed to (i) sell 16 limited services motels (the "Motels") at various geographic locations operated under the franchise name "Shoney's Inn" or "Shoney's Inn & Suites", (ii) accept from the applicable buyer party to the Motel Purchase Agreement, as partial consideration for the sale of such assets, a non-recourse purchase money note for each motel property which evidences a purchase money loan from those Borrowers and Subsidiaries that are sellers to such buyers and (iii) deposit a portion of the proceeds therefrom in an escrow account to assure payment in full or refinancing of a certain series of tax exempt bonds outstanding with respect to certain Motels (as disclosed on Schedule 4.5 of the Motel Purchase Agreement), such bonds being secured by certain letters of credit issued by First Union National Bank and Wachovia Bank, N.A.

          "Non-Pledged Notes" means the promissory notes executed in connection with the Motel Sale Transaction which are not pledged to the Administrative Agent, for the benefit


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     of itself and the Lenders, pursuant to the Pledge Agreement, as more particularly described on Schedule 1.1(d) attached hereto.

          "Pledge Agreement" means the Pledge and Security Agreement dated as of October 21, 1998 executed by the Borrowers party thereto in favor of the Administrative Agent, for the benefit of itself and the Lenders, as amended, restated, modified or supplemented from time to time, substantially in the form of Exhibit I attached hereto.

          "Pledged Notes" means the promissory notes executed in connection with the Motel Sale Transaction and pledged to the Administrative Agent, for the benefit of itself and the Lenders, pursuant to the Pledge Agreement, as more particularly described on Schedule 1.1(c) attached hereto.

          "Project Development Expenditures" means, with respect to ShoLodge and its Subsidiaries at any date, with regard to any uncompleted Construction Project of ShoLodge and its Subsidiaries, the sum of (a) Expended Project Costs plus (b) Completion Costs.

     (d) Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          SECTION 2.1. Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Revolving Credit Loans to the Borrowers from time to time from the Closing Date through the Revolving Termination Date as requested by the Borrowers in accordance with the terms of Section 2.3; provided, that (a) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Aggregate Commitment less the sum of all outstanding Swingline Loans and the L/C Obligations, (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrowers shall not at any time exceed such Lender's Commitment and (c) the Lenders shall not be required to make any Revolving Credit Loans to the Borrowers in connection with the redemption or purchase of certain shares of the common stock of ShoLodge as permitted under
     Section 10.8(b) unless the Borrowers shall have complied with the terms of
     Section 2.8(b). Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Termination Date.

     (e) Amendment to Section 2.4(c). The first sentence of subsection (c) of
Section 2.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     If pursuant to Section 10.7(c) or (f) an amount equal to the Net Disposition Proceeds is not reinvested into comparable replacement assets by any Borrower or any of its Subsidiaries within twelve (12) months of the applicable Disposition (or within twelve (12) months of the receipt of payment of any deferred payments (including, without limitation, any deferred payments received by ShoLodge under any Sale-Leaseback Agreement)), then within five


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     (5) days after the passage of said twelve (12) month period, the Borrowers shall immediately repay to the Administrative Agent for the account of the Lenders, Extensions of Credit in an amount equal to such Net Disposition Proceeds not so reinvested; provided that the Net Disposition Proceeds received by any Borrower or any of its Subsidiaries in connection with the Motel Sale Transaction shall be applied to reduce the Aggregate Commitment as set forth in Section 2.6 of this Agreement.

     (f) Amendment to Section 2.6(b) and Addition of new Section 2.6(b). Subsection (b) of Section 2.6 of the Credit Agreement is hereby deleted in its entirety and the following subsections (b) and (c) of Section 2.6 of the Credit Agreement are hereby set forth as an addition to the Credit Agreement:

          (b) The Aggregate Commitment shall be permanently reduced (i) by an amount equal to one hundred percent (100%) of any principal payments received by any Borrower or any of its Subsidiaries made pursuant to the Pledged Notes and (ii) by an amount equal to the applicable percentage set forth on Schedule 2.6(b) of any principal payments received by any Borrower or any of its Subsidiaries made pursuant to the Non-Pledged Notes.

          (c) Each permanent reduction permitted or required pursuant to this
     Section 2.6 shall be accompanied by a payment of principal (and with respect to L/C Obligations, furnishing of cash collateral) sufficient to reduce the aggregate outstanding Extensions of Credit of the Lenders after such reduction to the Aggregate Commitment as so reduced. Any reduction of the Aggregate Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and, if such reduction is permanent, termination of the Commitments and Credit Facility. Such cash collateral shall be applied in accordance with Section 11.2(b). If the reduction of the Aggregate Commitment requires the repayment of any LIBOR Rate Loan, such reduction may be made only on the last day of the then current Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

     (g) Amendment to Section 2.7. Section 2.7 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          SECTION 2.7. Revolving Termination Date. The Credit Facility (subject to Section 2.2(a) with respect to Swingline Loans) shall terminate on the earliest of (a) June 30, 1999, (b) the date of termination by the Borrowers pursuant to Section 2.6, and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).

     (h) Amendment to Section 2.8. Section 2.8 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:


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          SECTION 2.8. Use of Proceeds.

          (a) Subject to subsection (b) below, the Borrowers shall use the proceeds of the Loans (i) to refinance certain existing indebtedness including the Refinanced Debt, (ii) to redeem or purchase certain shares of the capital stock of ShoLodge as permitted under Section 10.8(b) and (iii) for working capital and general corporate requirements of ShoLodge and its Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

          (b) ShoLodge shall not be permitted to use greater than $7,500,000 of the Loans in connection with the redemption or purchase of certain shares of the common stock of ShoLodge as permitted under Section 10.8(b). In addition, ShoLodge shall not be permitted to use Loans in connection with such redemption or purchase until ShoLodge has delivered evidence to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, that ShoLodge has redeemed or purchased certain shares of its capital stock in an amount equal to or greater than $5,000,000 from available funds other than the Loans.

     (i) Amendment of Section 3.1. Clause (ii) of the proviso to the first sentence of Section 3.1 of the Credit Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          (ii) be a standby letter of credit issued to support the obligations of the Borrowers, contingent or otherwise, incurred in the ordinary course of business (other than the Eugene Alexander Letter of Credit)

     (j) Addition of Section 4.12. The following Section 4.12 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

          SECTION 4.12. Security. The Obligations of the Borrowers shall be secured as provided in the Pledge Agreement.

     (k) Amendment to Section 8.13 and Addition of New Section 8.13. Section
8.13 of the Credit Agreement is amended to become Section 8.14 of the Credit Agreement and the following Section 8.13 of the Credit Agreement is hereby added to the Credit Agreement:

          SECTION 8.13. Year 2000 Compatibility. Take all actions reasonably necessary to assure that each Borrower's computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000. At the request of the Administrative Agent, each Borrower shall provide reasonable assurances satisfactory to the Administrative Agent of such Borrower's Year 2000 compatibility, and, to the extent that the computer based systems of any supplier, vendor or customer of any Borrower, is material to the business and operations of such Borrower, such Borrower will provide reasonable assurances satisfactory to the Administrative Agent of such supplier's, vendor's or customer's Year 2000 compatibility.


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     (l) Amendment to Section 9.4. Section 9.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          SECTION 9.4. Fixed Charge Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the sum of (i) Consolidated EBIT (excluding (A) accretion income associated with any Defeased Debt and (B) amortization of gain on the sale of assets in connection with the Sale-Leaseback Transactions pursuant to the Sale-Leaseback Agreements) of ShoLodge and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such fiscal quarter end plus (ii) Consolidated depreciation and amortization (excluding amortization of gain on the sale of assets in connection with the Sale-Leaseback Transactions pursuant to the Sale-Leaseback Agreements) of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (iii) Operating Lease Payments of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters to (b) the sum of (i) Interest Expense of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (ii) Capitalized Interest for such period of four (4) consecutive fiscal quarters plus (iii) Operating Lease Payments of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (iv) any scheduled principal payments during such period of four (4) consecutive fiscal quarters with respect to any Debt (regardless of whether such amounts were actually paid), to be less than 1.50 to 1.00.

     (m) Addition of Section 9.5. The following Section 9.5 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

          SECTION 9.5. Project Development Expenditures. As of the end of any fiscal quarter, permit Project Development Expenditures to exceed $60,000,000.

     (n) Amendment to Sections 10.4(d) and (e) and Addition of new Section 10.4(e). Subsection (d) of Section 10.4 of the Credit Agreement is hereby deleted in its entirety, subsection (e) of Section 10.4 of the Credit Agreement is amended to become subsection (f) of Section 10.4 of the Credit Agreement and the following subsections (d) and (e) of Section 10.4 of the Credit Agreement are hereby set forth as an addition to the Credit Agreement:

          (d) investments, loans or advances not otherwise permitted by this
     Section 10.4, after the Closing Date in or to other Persons in an aggregate amount not to exceed $10,000,000, provided that (i) such Person shall be a franchisee of ShoLodge, a Subsidiary of ShoLodge or any Affiliate thereof, or engaged in the hotel/motel business and (ii) such permitted amount shall be reduced by the face amount of the Eugene Alexander Letter of Credit;

          (e) the loans made by certain of the Borrowers and certain of their Subsidiaries in an aggregate amount not to exceed $67,500,002 pursuant to the Motel Sale Transaction, as evidenced by the Pledged Notes and the Non-Pledged Notes described on Schedules 1.1(c) and 1.1(d), respectively; provided that the Pledged Notes, as described on Schedule 1.1(c), shall be pledged to the Administrative Agent, for the benefit of itself and the Lenders, pursuant to the Pledge Agreement; and


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     (o) Amendment to Section 10.7(c). Subsection (c) of Section 10.7 of the
Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          (c) the sale or disposition (a "Disposition") of fixed assets consisting of real property (including land, improvements and fixtures), equipment and other personalty used or held in connection with hotels owned by ShoLodge or a Subsidiary of ShoLodge or the capital stock or other ownership interest of a corporation or other entity that owns such assets (the "Hotel Fixed Assets") if such sale or disposition has been previously approved in writing by the Administrative Agent and the Required Lenders; provided that, in the event any Disposition is approved in writing by the Administrative Agent and the Required Lenders, the Net Disposition Proceeds from each such Disposition shall be applied as determined by the Administrative Agent and the Required Lenders.

     (p) Amendment to Sections 10.7(f) and (g) and Addition of new Section 10.7(g). The phrase "and" at the end of subsection (f) of Section 10.7 of the Credit Agreement is hereby deleted, subsection (g) of Section 10.7 of the Credit Agreement is amended to become subsection (h) of Section 10.7 of the Credit Agreement and the following subsection (g) of Section 10.7 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

          (g) the sale of certain assets of the Borrowers and certain of their Subsidiaries pursuant to the Motel Sale Transaction; provided, that the Aggregate Commitment shall be permanently reduced in the manner set forth in Section 2.6 of this Agreement (i) by an amount equal to one hundred percent (100%) of any principal payments received by any Borrower or any of its Subsidiaries pursuant to the Pledged Notes and (ii) by an amount equal to the applicable percentage set forth on Schedule 2.6(b) of any principal payments received by any Borrower or any of its Subsidiaries made pursuant to the Non-Pledged Notes; and

     (q) Amendment to Sections 10.8(a) and (b) and Addition of new Section 10.8(b). The phrase "and" at the end of subsection (a) of Section 10.8 of the Credit Agreement is hereby deleted, subsection (b) of Section 10.8 of the Credit Agreement is amended to become subsection (c) of Section 10.8 of the Credit Agreement and the following subsection (b) of Section 10.8 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

          (b) ShoLodge may redeem or purchase certain shares of its common stock in an aggregate amount not to exceed $12,500,000; provided that the Lenders shall not be required to make any Revolving Credit Loans to the Borrowers in connection with such redemption or purchase unless the Borrowers shall have complied with the terms of Section 2.8(b); and

     (r) Addition of new Section 10.14. The following Section 10.14 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:


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          SECTION 10.14. Provisions Respecting the Pledged Notes and the
     Non-Pledged Notes.

          (a) In addition to and without limiting the generality of Section 10.3, create, incur, assume or suffer to exist, or permit any Affiliate thereof to create, incur, assume or suffer to exist, any Lien on or with respect to any of the Pledged Notes (other than the Liens of the Administrative Agent for the benefit of itself and the Lenders).

          (b) Until the execution of the Intercreditor Agreement, upon any default or event of default under any of the Pledged Notes, any of the Non-Pledged Notes or any of the Collateral, seek to enforce, or permit any Affiliate thereof to seek to enforce, any of the rights or remedies thereunder without the consent of the Administrative Agent; provided that the Borrowers, their Subsidiaries and their Affiliates hereby agree to provide prompt notice to the Administrative Agent of (i) any default or event of default under any of the Pledged Notes, any of the Non-Pledged Notes or any of the Collateral or (ii) any event which could materially adversely affect any of the Pledged Notes, any of the Non-Pledged Notes or any of the Collateral.

     (s) Amendment to Section 13.11. Section 13.11 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          SECTION 13.11. Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall (a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit (including without limitation pursuant to Section 2.7), (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or the time or times of payment of interest on any Loan or Reimbursement Obligation, (c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (e) release any material portion of the Collateral or release the Pledge Agreement (other than as specifically permitted or contemplated in this Agreement or the Pledge Agreement) or (f) amend the provisions of this Section 13.11 or the definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of (a) Article XII shall be made without the written consent of the Administrative Agent and (b) Article III without the written consent of the Issuing Lender.

     (t) Addition to Section 13.19. The following sentence is set forth as an addition to Section 13.19 of the Credit Agreement:

          The Administrative Agent is hereby permitted to release the Pledge Agreement and all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments.

     (u) Exhibits. Attached hereto is a copy of Exhibit I as referenced in this Third Amendment.

     4.01 Waiver of the Credit Agreement. The Administrative Agent, the Co-Agent and the Lenders hereby waive the following Event of Defaults:

          (a) Non-compliance with Section 9.3 (Senior Leverage Ratio) of the Credit Agreement for the fiscal quarter ending July 12, 1997; and

          (b) Non-compliance with Section 9.4 (Fixed Charge Ratio) of the Credit Agreement for the fiscal quarter ending July 12, 1997.

     5.01 Effectiveness. This Second Amendment shall become effective upon the satisfaction of the following conditions:

          (a) Second Amendment Documents. The Borrowers shall have delivered to the Administrative Agent the following documents:

               (i)  a fully executed original hereof;

               (ii) a fully executed original of each amended and restated
                    Revolving Credit Note; and

               (iii) a fully executed original of the Pledge Agreement, and each other document reasonably requested by the Administrative Agent in connection therewith, including, without limitation, subject to Section 6.01 (where applicable), (A) each Pledged Note pledged pursuant to the Pledge Agreement,
                    (B) an allonge to each such Pledged Note, (C) a notice of pledge to each obligor on each such Pledged Note, (D) the original of each mortgage securing each such Pledged Note,
                    (E) a collateral assignment of mortgage instrument executed in connection with each mortgage securing each such Pledged Note, (F) (1) copies of the title policies (or, if such title policies are unavailable, the marked-up title commitments) with respect to each mortgage securing each such Pledged Note, (2) the surveys with respect to each mortgage securing each such Pledged Note and (3) endorsements to such title policies, insuring the Administrative Agent, for the benefit of itself and the Lenders, with respect to each mortgage securing each such Pledged Note (if requested by Administrative Agent or the Required Lenders), (G) all UCC-1 financing statements and all UCC-3 financing statements that are necessary to perfect the security interests of the Lenders in the Collateral described in the Pledge Agreement, (H) each original stock certificate, with stock power attached, pledged as security for each such

                    Pledged Note, (I) a notice of assignment of each deposit account pledged as security for each such Pledged Note, (J) opinions of counsel with respect to such matters as the Administrative Agent shall request, (K) a fully executed original of an Intercreditor Agreement (such Intercreditor Agreement to be in form and substance satisfactory to the Administrative Agent and the Lenders in their sole discretion and to provide for the allocation of the collateral securing the Pledged Notes and the Non-Pledged Notes), and (L) all other filings, recordations, documents and other agreements that are necessary to perfect the security interests of the Lenders in the Collateral described in the Pledge Agreement or which are reasonably requested by the Administrative Agent in connection with this Second Amendment, all in form and substance satisfactory to the Administrative Agent.

          (b) Motel Sale Agreement. The Borrowers shall have delivered to the Administrative Agent executed copies of the Motel Sale Agreement, and each other agreement or document reasonably requested by the Administrative Agent which has been executed in connection therewith, each of which are true, correct and complete as of the date of this Second Amendment.

          (c) Certificates of Secretary. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower (i) certifying that the articles of incorporation and the bylaws of such Borrower delivered on the Closing Date of the Credit Agreement have not been repealed, revoked, rescinded or amended in any respect, (ii) certifying that the resolutions duly adopted by the Board of Directors of such Borrower which were delivered on the Closing Date of the Credit Agreement authorize the execution, delivery and performance of this Second Amendment and each other document delivered in connection with this Second Amendment and that such resolutions have not been repealed, revoked, rescinded or amended in any respect; and (iii) as to the incumbency and genuineness of the signature of each officer of such Borrower executing this Second Amendment and the other Loan Documents to which it is a party. In addition, the Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower party to the Pledge Agreement certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of the Pledge Agreement and each other document executed in connection with the Pledge Agreement and that such resolutions have not been repealed, revoked, rescinded or amended in any respect.

          (d) Opinion of Counsel. The Administrative Agent shall have received a favorable opinion of counsel to the Borrowers addressed to the Administrative Agent and the Lenders with respect to the Borrowers and the Second Amendment (including, without limitation, the Pledge Agreement).

          (e) Repayment of the Loans. On the closing date of this Second Amendment, the Borrowers shall repay any outstanding Revolving Credit Loans under the Credit Agreement, including, without limitation, all accrued but unpaid interest due thereon.

          (f) Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees, including, without limitation, a waiver and restructuring fee agreed upon by the Administrative Agent and the Borrowers, and out of pocket charges and other expenses incurred in connection with this Second Amendment and the transactions contemplated herein, including, without limitation, the costs and expenses set forth in
     Section 7.01(c).

     6.01 Post-Closing Covenants and Conditions.

          (a) As soon as possible and in any event within thirty (30) days of the closing date of this Second Amendment, the Borrowers shall provide to the Administrative Agent the following documents, all in form and substance satisfactory to the Administrative Agent:

               (i) a notice of pledge to each obligor on each such Pledged Note;

               (ii) to the extent the original of any mortgage has been received by the applicable holder of such Pledged Note, the original of each such mortgage securing each such Pledged Note; provided that to the extent the original of any such mortgage has not been received by the applicable holder of such Pledged Note within such thirty (30) day period, the Borrowers shall provide the original of each such mortgage immediately upon receipt thereof;

               (iii) a collateral assignment of mortgage instrument executed in connection with each mortgage securing each such Pledged Note; provided that (i) to the extent filing information is not available with respect to any such mortgage, a fully executed collateral assignment of mortgage instrument shall be delivered to the Administrative Agent (with only the blank for the filing information to be included therein) and (ii) the Administrative Agent shall be authorized to file any such collateral assignment of mortgage instrument noted in clause (i) of this proviso upon the receipt of the applicable information;

               (iv) copies of the title policies with respect to each mortgage securing each such Pledged Note, the surveys with respect to each mortgage securing each such Pledged Note and endorsements to the title policies, insuring the Administrative Agent, for the benefit of itself and the Lenders, with respect to each mortgage securing each such Pledged Note (if requested by the Administrative Agent or the Required Lenders); provided that to the extent copies of the title policies and endorsements to the title policies have not been provided to the Borrowers by the title company with respect to any such mortgage, such copies of such title policies and such endorsements to such title policies shall be provided to the Administrative Agent immediately upon the receipt thereof;

               (v) all UCC-1 financing statements and all UCC-3 financing statements that are necessary to perfect the security interests of the Lenders in the Collateral described in the Pledge Agreement; provided that (i) to the extent filing information is not available with respect to any such UCC-3 financing statement, a fully executed UCC-3 financing statement shall be delivered to the Administrative Agent (with only the blank for the filing information to be included therein) and (ii) the Administrative Agent shall be authorized to file any such UCC-3 financing statements noted in clause
          (i) upon the receipt of the applicable information;

               (vi) a notice of assignment of each deposit account pledged as security for each such Pledged Note;

               (vii) opinions of local counsel with respect to such matters as the Administrative Agent shall request; provided that (i) to the extent that any collateral assignment of mortgage and any UCC-3 financing statement to be covered by any such opinion has not been filed, a draft of such opinion and (ii) upon the filing of the applicable collateral assignment of mortgages and the applicable UCC-3 financing statements, the Borrowers shall immediately deliver executed copies of such opinions;

               (viii) a fully executed original of an Intercreditor Agreement (such Intercreditor Agreement to be in form and substance satisfactory to the Administrative Agent and the Lenders in their sole discretion and to provide for the allocation of the collateral securing the Pledged Notes and the Non-Pledged Notes); and

               (ix) all other filings, recordations, documents and other agreements that are necessary to perfect the security interests of the Lenders in the Collateral described in the Pledge Agreement or which are reasonably requested by the Administrative Agent in connection with this Second Amendment.

          To the extent any documents set forth in this subsection (a) are provided to the Administrative Agent within such thirty (30) day period but have not been fully completed (as permitted thereunder), the Borrowers will provide the applicable information immediately upon obtaining such information.

          (b) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THE AGGREGATE PRINCIPAL AMOUNT OF ALL OUTSTANDING LOANS (AFTER GIVING EFFECT TO ANY AMOUNT REQUESTED) AND L/C OBLIGATIONS SHALL NOT EXCEED FIFTEEN MILLION DOLLARS ($15,000,000) UNTIL THE CONDITIONS SET FORTH IN THIS SECTION 6.01 ARE SATISFIED WITHOUT THE WRITTEN CONSENT OF THE ADMINISTRATIVE AGENT, THE CO-AGENT AND EACH LENDER. IN CONNECTION THEREWITH, THE LENDERS SHALL NOT BE OBLIGATED TO MAKE ANY LOAN OR ISSUE ANY LETTER OF CREDIT UNTIL THE CONDITIONS SET FORTH IN THIS SECTION 6.01 ARE SATISFIED IF THE AGGREGATE PRINCIPAL AMOUNT OF ALL OUTSTANDING LOANS (AFTER GIVING EFFECT TO ANY AMOUNT REQUESTED) AND L/C OBLIGATIONS WOULD EXCEED FIFTEEN MILLION DOLLARS ($15,000,000).

     7.01 General Provisions.

          (a)  Representations and Warranties.

               (i) Each Borrower hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct as of the date hereof (or such other date specifically set forth with respect to any such representation and warranty as set forth in the Credit Agreement) and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

               (ii) Each Borrower hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Credit Agreement or any other Loan Document.

               (iii) Each Borrower hereby represents and warrants that each Borrower and each of its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Second Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Second Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Borrower and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of each Borrower and each of its Subsidiaries party thereto, enforceable in accordance with its terms.

               (iv) Each Borrower (as applicable) hereby represents and warrants that the Motel Sale Agreement and all other agreements and documents executed in connection therewith have been duly executed and delivered by the duly authorized officers of each Borrower and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of each Borrower and each of its Subsidiaries party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     (b) Limited Amendment. Except as expressly supplemented and amended herein, the Credit Agreement and each other Loan Document shall continue to be and shall remain, in full force and effect. The amendments and waivers set forth in this Second Amendment are specific and limited and this Second Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or the Loan Documents now or in the future or (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

     (c) Costs and Expenses. The Borrowers hereby jointly and severally agree to pay or reimburse the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel.

     (d) Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     (g) Fax Transmission. A facsimile, telecopy or other reproduction of this Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF the undersigned hereby cause this Second Amendment to be executed and delivered as of the date first above written.

                                    AGENTS AND LENDERS:

                                    FIRST UNION NATIONAL BANK (f/k/a FIRST UNION
                                    NATIONAL BANK OF TENNESSEE), as
                                    Administrative Agent, as Swingline Lender and as Lender

                                    By:  /s/ Orville Kronk
                                       ------------------------------------
                                    Name: Orville Kronk
                                         ----------------------------------
                                    Title:  Director
                                          ---------------------------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    NATIONSBANK OF TENNESSEE, N.A., as Co-
                                    Agent and as Lender

                                    By:   /s/ B. E. Dishman
                                       ------------------------------------
                                    Name:  B. E. Dishman
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    SUNTRUST BANK, NASHVILLE, N.A., as Lender

                                    By:   /s/ William H. Crawford
                                       ------------------------------------
                                    Name:  William H. Crawford
                                          ---------------------------------
                                    Title: Assistant Vice President
                                           --------------------------------



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    FIRST AMERICAN NATIONAL BANK, as Lender

                                    By:   /s/ Clark H. Cox
                                       ------------------------------------
                                    Name:  Clark H. Cox
                                         ----------------------------------
                                    Title:  Vice President
                                          ---------------------------------



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    FIRST TENNESSEE BANK, NATIONAL
                                    ASSOCIATION, as Lender

                                    By:    /s/ Malinda Browne
                                           --------------------------------
                                    Name:  Malinda Browne
                                    Title: Commercial Loan Officer



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    BORROWERS:

                                    SHOLODGE, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    ALABAMA LODGING CORPORATION

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    CAROLINA INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    DELAWARE INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


Second Amendment Signature Page

                                    FAR WEST INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    LAFLA INN, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    MIDWEST INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                   MOBAT, INC.

[CORPORATE SEAL]

                                    By:    /s/ Richard L. Johnson
                                           --------------------------------
                                    Name:  Richard L. Johnson
                                    Title: President


                                    MOORE AND ASSOCIATES, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    NASHVILLE AIR ASSOCIATES, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    SHONEY'S INN, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    SHONEY'S INN NORTH, L.P.

                                    By:   SHOLODGE, INC., its General Partner

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    SHONEY'S INN OF BATON ROUGE

                                    By:   TWO SEVENTEEN, INC., one of its
                                    General Partners

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Second Amendment Signature Page

                                    By:   INN PARTNERS, INC., one of its
                                    General Partners

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    SHONEY'S INN OF LEBANON, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    SOUTHEAST TEXAS INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    SUNSHINE INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


Second Amendment Signature Page

                                    VIRGINIA INNS, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


                                    THE HOTEL GROUP, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name:  Leon Moore
                                    Title: President


Second Amendment Signature Page

               Updated Schedules 1.1(a), 6.1(a), 6.1(b), 6.1(v)
                                       to
                                Credit Agreement

                                [Attached Hereto]

                                 SCHEDULE 1.1(a)

                             LENDERS AND COMMITMENTS

                        COMMITMENT
                      AND COMMITMENT
LENDER                  PERCENTAGE                ADDRESS
------                --------------              -------
First Union           $10,000,000           150 Fourth Avenue North
National Bank         33.3333333333%        Nashville, Tennessee  37219
of Tennessee                                Attention:      Orville Kronk
                                            Telephone No.:  (615) 251-9018
                                            Telecopy No.:   (615) 251-0893

NationsBank of        $8,000,000            One NationsBank Plaza
Tennessee, N.A.       26.6666666667%        TN1-100-02-19
                                            Nashville, Tennessee  37239
                                            Attention:      Ben Dishman
                                            Telephone No.:  (615) 749-3815
                                            Telecopy No.:   (615) 749-4762

SunTrust Bank,        $2,000,000            201 4th Avenue North
Nashville, N.A.       6.6666666667%         2nd Floor - Metro
                                            Nashville, Tennessee  37219
                                            Attention:      Bill Crawford
                                            Telephone No.:  (615) 748-4629
                                            Telecopy No.:   (615) 748-5161

First American        $6,000,000            First American Center
National Bank         20.0000000000%        2nd Floor
                                            Nashville, Tennessee 37237-0202
                                            Attention:      Marcy Harris
                                            Telephone No.:  (615)748-2549
                                            Telecopy No.:   (615)748-2672

First Tennessee       $4,000,000            511 Union Street
Bank, National        13.3333333333%        Nashville, Tennessee  37219
Association                                 Attention:      Malinda Browne
                                            Telephone No.:  (615) 734-6232
                                            Telecopy No.:   (615) 734-6148

                                 Schedule 1.1(c)
                                       to
                                Credit Agreement

                                [Attached Hereto]

                                 Schedule 1.1(d)
                                       to
                                Credit Agreement

                                [Attached Hereto]

                               Schedule 2.6(b)
                                      to
                               Credit Agreement

                  Aggregate Commitment Reduction Percentages
                      With Respect to Non-Pledged Notes

                                                                  Applicable
Non-Pledged Note                                                  Percentage
----------------                                                  ----------
1.    Non Pledged-Note, dated July 30, 1998, made                     60%
      by Capitol Music Valley, LLC payable to the
      order of Shoney's Inn of Music Valley, Ltd. in
      the original principal amount of $7,717,093

2.    Non Pledged-Note, dated July 30, 1998, made                     90%
      by Capitol Demonbreun Hotel Associates, Ltd.
      payable to the order of Demonbreun Hotel
      Associates, Ltd. in the original principal amount
      of $6,983,783

3.    Non Pledged-Note, dated July 30, 1998, made                     75%
      by Capitol New Orleans, LLC payable to the
      order of Shoney's Inns of New Orleans, Ltd.
      in the original principal amount of $4,819,730

4.    Non Pledged-Note, dated July 30, 1998, made                     75%
      by Capitol Bossier City, LLC payable to the
      order of Shoney's Inn of Bossier City, Ltd.
      in the original principal amount of $4,635,565